ASSET MANAGEMENT FUND

(The “Trust”)

AAAMCO Ultrashort Financing Fund

SUPPLEMENT DATED AUGUST 25, 2017

TO PROSPECTUS DATED NOVEMBER 29, 2016,

AS SUPPLEMENTED FEBRUARY 13, 2017 AND JUNE 1, 2017

IMPORTANT NOTICE

Effective August 1, 2017, Robert McDonough will no longer serve as a portfolio manager for the AAAMCO Ultrashort Financing Fund (the “Fund”). Mr. McDonough has been engaged by the Adviser as a consultant to the Adviser’s Credit Committee. All references to Mr. McDonough as a portfolio manager to the Fund will be removed from the prospectus.

Sean Kelleher and Yung Lim will continue to serve as portfolio managers, responsible for the day-to-day investment decisions to the Fund.

Accordingly, the Fund’s prospectus is supplemented as set forth below:

The third paragraph under “Management” on page 5 of the prospectus is deleted in its entirety and replaced with the following:

The portfolio managers responsible for the management of the Fund are Sean Kelleher, President, Chief Investment Strategist and Senior Portfolio Manager of the Adviser, and Yung Lim, Managing Partner and Portfolio Manager of the Sub-Adviser. Mr. Kelleher and Mr. Lim have served as the Fund’s portfolio managers since inception.

The first paragraph under the “Portfolio Managers” section on page 10 of the prospectus is deleted in its entirety and replaced with the following:

The portfolio managers responsible for the management of the Fund are Sean Kelleher and Yung Lim.

The third paragraph under the “Portfolio Managers” section on page 10 of the prospectus is deleted in its entirety.

This supplement SHOULD be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
690 Taylor Road, Suite 210
Gahanna, Ohio 43230